EXHIBIT 10(d)


WINSTON 1182632v4
--------------------------------------
RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:

Hardin G. Halsey, Esq.
Womble Carlyle Sandridge & Rice, PLLC
P.O. Drawer 84
Winston-Salem, NC  27102
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



                              ASSIGNMENT OF LEASES

                                  DEFINED TERMS
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                                                                 Loan:  A first  mortgage  loan in an  amount  of  Eighty-Five
Execution Date:   December 17, 2002                              Million and No/100 Dollars  ($85,000,000.00) from Assignee to
                                                                 Assignor
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Assignor:
Koger Ravinia, LLC, a Delaware limited liability company, whose address is 433
Plaza Real, Suite 335, Boca Raton, Florida 33432.
----------------------------------------------------------------------------------------------------------------------------------
Assignee:                                                     and
Metropolitan Life Insurance                                             Metropolitan Life Insurance Company
 Company                                                                2400 Lakeview Parkway, Suite 400
Real Estate Investments                                                 Alpharetta, Georgia 30004
10 Park Avenue                                                          Attention: Vice-President or
Morristown, New Jersey 07960                                                        Associate General Counsel
Attention:  Senior Vice-President
------------------------------------------------------------- --------- -------------------------------------------------------
Note: A Promissory Note executed by Assignor in favor of Assignee in the amount of the Loan dated as of the Execution Date. Deed To Secure Debt: A Deed To
Secure Debt, Security Agreement and Fixture Filing dated as of the Execution
Date, executed by Assignor to Assignee securing repayment of the Note. The Deed
To Secure Debt will be recorded in the records of the County in which the
Property is located.
------------------------------------------------------------- --------- -------------------------------------------------------




THIS ASSIGNMENT OF LEASES (this "Agreement") is entered into by Assignor as of the Execution Date in favor of Assignee and affects the Property as hereinafter described. Certain terms used in this Agreement are defined in the Defined Terms on page 1.

                                 R E C I T A L S

     A. Assignee has loaned or will loan to Assignor the Loan which is evidenced by the Note and includes all extensions, renewals, modifications and amendments. The payment of the Note is secured by the Deed To Secure Debt which encumbers Assignor's interest in the real property described in Exhibit A attached to this Agreement (the "Land") and Assignor's interest in the improvements and personal property and equipment situated on the Land (the "Improvements") (collectively, the "Property"); and

     B. Assignor desires to absolutely, presently and unconditionally assign to Assignee all of its right, title and interest in and to (i) all leases which now exist that are described in Exhibit B attached to this Agreement, (ii) all leases entered into after the date of this Agreement, (iii) all lease extensions, modifications, amendments, expansions and renewals of the leases described in (i) and (ii), and (iv) all guarantees of lessees' obligations and extensions, modifications, amendments and renewals of any guarantees of any of the leases. The documents described in this Recital B are collectively referred to as the "Leases".

NOW THEREFORE, in consideration of the Recitals and for good and valuable consideration, Assignor agrees with Assignee and its successors and assigns as follows:

     1. Payment of Note. Assignor desires to secure (a) the timely payment of the principal of and interest on the Note and all other indebtedness secured by the Deed To Secure Debt; and (b) the full compliance with the terms, conditions, covenants and agreements contained in the Note, the Deed To Secure Debt and the other documents executed by Assignor in connection with the Loan.

     2. Present and Absolute Assignment of Leases. Assignor absolutely, presently and unconditionally grants, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Leases. This grant includes without limitation: (a) all rent payable under the Leases; (b) all tenant security deposits held by Assignor pursuant to the Leases; (c) all additional rent payable under the Leases; (d) all proceeds of insurance payable to Assignor under the Leases and all awards and payments on account of any taking or condemnation; and (e) all claims, damages and other amounts payable to Assignor in the event of a default under or termination of any of the Leases, including without limitation all of Assignor's claims to the payment of damages arising from any rejection by a tenant of any Lease under the Bankruptcy Code as amended from time to time. All of the items referred to in this Section 2 are collectively referred to in this Agreement as the "Income".

     3. No Cancellation or Modification of Leases. Assignor covenants and agrees that, without the prior written consent of Assignee, it will not (a) cancel or terminate any Approval Lease (as defined in the Deed to Secure Debt) or accept a surrender of any Approval Lease (except in the event of a default) except as provided in Section 5.03(b) of the Deed to Secure Debt; (b) reduce the rent or additional rent or accept payment of any installment of rent under any Approval Lease more than one month in advance of its due date (except security deposits);
(c) modify or amend any Approval Lease except as provided in Section 5.03(b) of the Deed to Secure Debt; or (d) consent to an assignment of the tenant's interest or to a subletting of any Approval Lease unless the tenant remains liable under the Approval Lease following the assignment or subletting.

If any of these acts described in this Section 3 are done without the consent of Assignee, at the option of Assignee, they shall be of no force or effect and shall constitute a breach of the terms of this Agreement and of the Deed To Secure Debt.

     4. Specific Covenants of Assignor. Assignor covenants and agrees:

          (a) To perform fully all material obligations, duties, and agreements of landlord under the Leases.

          (b) At Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under the Leases or which is connected with the obligations, duties or liabilities of landlord, tenant or any guarantor and to pay all costs and expenses of Assignee, including reasonable attorneys' fees, in any action or proceeding in which Assignee may appear.

          (c) If Assignor fails to make any payment or to do any acts required by this Agreement, then Assignee may in its sole discretion and without notice to Assignor perform Assignor's obligations under the Leases as Assignee may deem necessary, at Assignor's cost and expense. These acts may include without limitation appearing in and defending any proceeding connected with the Leases, including without limitation any proceedings of any tenants under the Bankruptcy Code. No action by Assignee shall release Assignor from its obligation under this Agreement. Assignor irrevocably appoints Assignee its true and lawful attorney to exercise it rights under this Agreement, which appointment is coupled with an interest.

          (d) To pay immediately upon demand all sums expended by Assignee under this Agreement, together with interest at the Default Rate (as defined in the Note). These expenditures shall be secured by the Deed To Secure Debt.

          (e) If a petition under the Bankruptcy Code shall be filed by or against Assignor and Assignor, as landlord, shall determine to reject any lease pursuant to Section 365(a), then Assignee shall have the right, but not the obligation, to demand that Assignor assume and assign the lease to Assignee and Assignor shall provide adequate assurance of future performance under the lease.

          (f) Assignee's rights under this Agreement may be exercised either independently of or concurrently with any other right in this Agreement, the Deed To Secure Debt or in any other document securing the Note. No action taken by Assignee under this Agreement shall cure or waive any default nor affect any notice under the Deed To Secure Debt.

     5. Leasing of Property. Assignor covenants and agrees to keep the Property leased at fair market rental and, upon demand, to confirm in writing the assignment to Assignee of all subsequent Leases of the Property upon the terms set forth in this Agreement. Notwithstanding the preceding sentence, the terms and provisions of this Agreement shall apply automatically to any Leases entered into after the Execution Date.

     6. Representations and Warranties. Assignor makes the following representations and warranties in connection with the Leases: (a) Assignor has not executed any prior assignment of its right, title and interest in the Leases, or of the Income; (b) Assignor has not done any act which might prevent Assignee from exercising its rights under this Agreement; (c) except only for rent and additional rent for the current month and security deposits, Assignor has not accepted under any of the Leases any payment of advance rent or additional rent in an amount that is more than one month's rent and additional rent; (d) there is no material default now existing under any of the Leases and to Assignor's best knowledge, no event has occurred and is continuing which would constitute an event of default but for the requirement that notice be given in accordance with the terms of the Lease; (e) Assignor has delivered to Assignee true and correct copies of all of the Leases described on Exhibit B which is attached to this Agreement; and (f) all Leases are in full force and effect without any oral or written modification except as set forth in writing in the copies delivered to Assignee.

     7. License to Collect Monies Until Default by Assignor. So long as no Event of Default (as defined in the Deed To Secure Debt) exists and so long as there is no default by Assignor under this Agreement or under any of the Leases (all of the foregoing are collectively referred to as, a "Default"), Assignor shall have a license to receive and use all Income. This license shall be terminable at the sole option of Assignee, without regard to the adequacy of its security under this Agreement or under the Deed To Secure Debt and without notice to Assignor, if there is a Default.

     8. Entry by Assignee and Receiver. Upon an Event of Default, Assignee is authorized either in person or by agent, with or without bringing any action or proceeding or having a receiver appointed by a court, (a) to enter upon, take possession of, manage and operate the Property and collect the Income, and (b) to make, enforce, modify, and accept the surrender of the Leases. Assignee is authorized to take these actions either with or without taking possession of the Property. In connection with this entry, Assignor authorizes Assignee to perform all acts necessary for the operation and maintenance of the Property. Assignee may sue for or otherwise collect all Income, including those past due and unpaid, and apply the Income, less costs and expenses of operation and collection, including reasonable attorneys' fees, to the indebtedness secured by the Deed To Secure Debt in such order as Assignee may determine. Assignee's exercise of its rights under this Section shall not be deemed to cure or waive any Default.

     9. Indemnification. Assignor shall indemnify Assignee against and hold it harmless from any and all liability, claims, loss or damage which it may incur under the Leases or under this Agreement.

     10. Mortgagee in Possession. To the fullest extent permitted by law, neither the assignment of Income to Assignee nor the exercise by Assignee of any of its rights or remedies under this Agreement, including without limitation, the entering into possession or the appointment of a receiver shall be deemed to make Assignee a "mortgagee-in-possession" or otherwise liable with respect to the Property. Although Assignee has the right to do so, it shall not be obligated to perform any obligation under the Leases by reason of this Agreement. To the fullest extent permitted by law, neither this Agreement nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligation or liability under any of the Leases.

     11. Satisfaction and Termination. Upon the payment in full of the Loan, as evidenced by the recording of a Satisfaction of the Deed To Secure Debt, this Agreement shall be void and of no effect.

     12. Tenants Entitled to Rely on Assignee's Requests. Assignor irrevocably authorizes and directs the tenants and their successors, upon receipt of any written request of Assignee stating that a Default exists, to pay to Assignee the Income due and to become due under the Leases. Assignor agrees that the tenants shall have the right to rely upon any such statement without any obligation to inquire as to whether a Default actually exists and regardless of any claim of Assignor to the contrary. Assignor agrees that it shall have no claim against the tenants for any Income paid by the tenants to Assignee. Upon the curing of all Defaults, Assignee shall give written notice to the tenants to recommence paying the rents to Assignor.

     13. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of Assignor and shall inure to the benefit of and be enforceable by Assignee, its successors and assigns and any trustee appointed for the benefit of the holder of the Note. If more than one person, corporation, partnership or other entity shall execute this Agreement, then the obligations of the parties executing the Agreement shall be joint and several.

     14 Notices. All notices pursuant to this Agreement shall be given in accordance with the Notice provision of the Deed To Secure Debt, which is incorporated into this Agreement by this reference.

     15. Governing Law. This Agreement shall be governed and construed by the laws of the State in which the Property is located.

     16. Miscellaneous. This Agreement may be modified, amended, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such modification, amendment, waiver, or termination is sought. No failure or delay in exercising any of these rights shall constitute a waiver of any Default. Assignor, at its expense, will execute all documents and take all action that Assignee from time to time may reasonably request to preserve and protect the rights provided under this Agreement. The headings in this Agreement are for convenience of reference only and shall not expand, limit or otherwise affect the meanings of the provisions. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one document.

     17. Liability of Assignor. Liability under this Agreement is limited in the same manner and to the same extent as liability is limited under Section 11 of the Note and Article IX of the Deed To Secure Debt.

     IN WITNESS WHEREOF, this Assignment of Leases is executed under seal as of the Execution Date.

                                KOGER RAVINIA, LLC,
                                a Delaware limited liability company


                                By:      /S/ Christopher L. Becker
                                   -----------------------------------------
                                Name:    Christopher L. Becker
                                Title:   Vice President

                                [Seal]

Signed, sealed and delivered in the presence of:

         /S/ Frederick Boyd
--------------------------------
Unofficial Witness


         /S/ Karen Swenson
--------------------------------
Notary Public

(Notarial Seal)

                                    EXHIBIT A

                                LEGAL DESCRIPTION
                      THREE RAVINIA DRIVE, ATLANTA, GEORGIA




PARCEL ONE (FEE)


ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet West of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(Degree) 03' 05" E a distance of 20.24 feet to a point, thence N 80(degree) 03' 05" E a distance of 839.96 feet to a concrete right-of-way monument; thence N 69(degree) 56' 48" E a distance of 397.59 feet to a point; thence N 00(degree) 59' 05" E a distance of 223.60 feet to a point; thence N 89(degree) 00' 55" W a distance of 132.60 feet to a point, said point being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, run thence N 89(degree) 00' 55" W a distance of 79.22 feet to a point; thence S 45(degree) 59' 05" W a distance of 46.48 feet to a point; thence N 44(degree) 00' 55" W a distance of 41.83 feet to a point, thence N 00(degree) 59' 05" E a distance of
111.72 feet to a point; thence N 20(degree) 58' 57" E a distance of 100.00 feet to a point; thence N 00(degree) 59' 05" E a distance of 131.32 feet to a point; thence N 11(degree) 59' 14" W a distance of 189.52 feet to a point; thence N 00(degree) 59' 05" E a distance of 145.57 feet to a point; thence N 89(degree) 00' 55" W a distance of 45.64 feet to a point, thence S 00(degree) 58' 41" W a distance of 12.44 feet to a point, thence N 89(degree) 01' 19" W a distance of
24.00 feet to a point, thence N 00(degree) 58' 41" E a distance of 63.00 feet to a point; thence N 26(degree) 04' 04" W a distance of 35.19 feet to a point, thence N 00(degree) 58' 41" E a distance of 137.00 feet to a point, thence N 88(degree) 41' 58" E a distance of 27.69 feet to a point, thence S 89(degree) 00' 55" E a distance of 242.00 feet to a point, thence S 00(degree) 59' 05" W with a distance of 683.67 feet to a point, thence S 20(degree) 58' 57" W a distance of 99.40 feet to a point, thence S 00(degree) 59' 05" W a distance of
106.90 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.

PARCEL TWO (DRAINAGE EASEMENT)


A perpetual non-exclusive easement for drainage over and across the following property:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows: TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet west of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(degree) 03' 05" E a distance of 20.24 feet to the point of intersection of the northern right-of-way line of Interstate 285 and the northeastern right-of-way line of Ashford-Dunwoody Road, run in a generally northwesterly and northeasterly direction along said northeastern right-of-way line at Ashford-Dunwoody Road the following courses and distances: N 48(degree) 10' 13" W a distance of 38.00 feet to a point, N 14(degree) 52' 32" W a distance of 25.00 feet to a point; N 11(degree) 44' 52" W a distance of 201.62 feet to a point; N 14(degree) 52' 30" W a distance of 158.10 feet to a point; along the arc of a 1001.75 foot radius curve an arc distance of 77.43 feet to a point (said arc being subtended by a chord bearing N 12(degree) 39' 39" W and having a length of 77.41 feet); N 07(degree) 50' 17" W a distance of 217.35 feet to a point N 00(degree) 46' 26" E a distance of 36.66 feet to a point; along the arc of a 1303.98 foot radius curve an arc distance of 181.44 feet to a point (said arc being subtended by a chord bearing N 09(degree) 02' 44" E and having a length of 181.29 feet); along the arc of a 1,292.982 foot radius curve an arc distance of 166.01 feet to a point, (said arc being subtended by a chord bearing N 23(degree) 14' 59" E and having a length of 165.90 feet); N 17(degree) 31' 00" E a distance of 192.5 feet to a point; N 69(degree) 14' 06" W a distance of 7.00 feet to a point; N 20(degree) 45' 35" E a distance of 247.16 feet to a point; thence departing said northeastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 1,178.29 feet to a point; run thence S 00(degree) 59' 05" W a distance of 1,183.50 feet to a point located along said northern right-of-way line of Interstate 285; run thence in a generally southwesterly direction along said northern right-of-way line of Interstate 285 the following courses and distances; S 69(degree) 56' 48" W a distance of 397.59 feet to a point; S 80(degree) 03' 05" W a distance of 839.96 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property, consisting of 40.7803 acres, is more particularly shown on, and described according to, that certain Composite Plat prepared for Ravinia II Associates and Bogamij N. V. and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated August 5, 1985, last revised November 13, 1985, said plat being incorporated herein by this reference, and made a part of this description.

LESS AND EXCEPT

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.5653 acres and being designated as Lot "A" is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "A") prepared for Ravinia I Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated July 31, 1984, last revised November 13, 1985, recorded in Plat Book 81, page 14, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.4561 acres and being designated as Lot "A", is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "B") prepared for Ravinia II Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated October 8, 1985, last revised November 13, 1985, recorded in Plat Book 81, page 13, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

BEGINNING at a concrete monument found at the intersection of the eastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), with the northern right-of-way line of Interstate Highway No. 285; run thence in a generally northwesterly, northerly and northeasterly direction along the eastern right-of-way line of Ashford-Dunwoody Road the following courses and distances: N 43(degree) 24' 55" W a distance of 45.55 feet to an iron pin; thence N 17(degree) 28' 40" W a distance of 327.10 feet to an iron pin; thence along the arc of a 1,049.746 foot radius curve concave to the right (having a chord bearing N 01(degree) 38' 28" E and a length of 687.64 feet) an arc distance of 700.57 feet to an iron pin; thence N 20(degree) 45' 35" E a distance of 240.44 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, continue along the eastern right-of-way line of Ashford-Dunwoody Road N 20(degree) 45' 35" E a distance of 247.16 feet to an iron pin found; thence leaving the eastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 203.03 feet to an iron pin placed; thence S 35(degree) 15' 35" W a distance of 280.25 feet to an iron pin placed; thence S 63(degree) 00' 35" W a distance of 88.93 feet to an iron pin placed; thence N 47(degree) 45' 59" W a distance of 58.12 feet to an iron pin placed; thence N 69(degree) 14' 06" W a distance of 7.00 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING.

The above-described property contains .9417 acres and is shown on, and described according to that certain Survey of Police Precinct Parcel for Hines Atlanta Limited, prepared by Hill-Fister Engineers, Inc., Randy Lamon Tibbitts, G.R.L.S. No. 2137, dated May 10, 1985, which survey is incorporated herein by this reference and made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 4.5857 acres and is shown as Hotel Site (Includes Water Feature Site) on, and described according to that certain Lot Designation Plat (Hotel Site) prepared for Hines Atlanta Limited and HT/Hines Ravinia Associates, Ltd., prepared by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated June 27, 1984, recorded in Plat Book 77, page 161, DeKalb County, Georgia Records, which certain Lot Designation Plat (Hotel Site) is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.


PARCEL THREE (OPEN SPACE/SCENIC EASEMENT)


A non-exclusive easement for the purpose of preserving open space and maintaining such open space as a visual appurtenance, as more fully described in that certain Easement Agreement, dated as of August 1, 1984, by and between Hines Atlanta Limited, a Georgia limited partnership, and Hines Ravinia I, Ltd., a Georgia limited partnership, recorded at Deed Book 5037, page 115, DeKalb County, Georgia Records, as said easement is amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights dated December 13, 1996, between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, recorded at Deed Book 9254, page 693, DeKalb County, Georgia records. The foregoing easements are more fully described in that certain Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, from Hines Atlanta Limited, a Georgia limited partnership, to Ravinia III Associates Limited Partnership, dated September 28, 1989, recorded at Deed Book 6532, page 201, as amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, dated December 13, 1996, recorded at Deed Book 9254, page 693, aforesaid records; as affected by Memorandum of Agreement and Second Amendment to Limited Warranty Deed between Hines Atlanta Limited, a Georgia limited partnership, dated as of August 25, 1997, recorded in Deed Book 10696, Page 690, aforesaid Records.


PARCEL FOUR

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Restated Declaration of Covenants, Conditions and Restrictions for Ravinia, dated July 5, 1984, and recorded at Deed Book 5017, page 266, aforesaid records, as modified by Release of Utility Easement Area, dated August 2, 1984, and recorded at Deed Book 5037, page 214, aforesaid records, and as further modified by Release of Utility Easement Area as contained in Limited Warranty Deed with Easements, Restrictions, Release and Grant of Development Rights from Hines Atlanta Limited to Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 201, aforesaid Records.


PARCEL FIVE

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Storm Sewer, Construction and Encroachment Easement Agreement between Ravinia II Associates and Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 242, aforesaid Records.

PARCEL SIX

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Encroachment Easement from Hines Atlanta Limited and Ravinia Property Owners Association, Inc., to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 735, DeKalb County, Georgia Records. NOTE: This Policy insures that, so long as said Encroachment Easement remains in effect, the improvements may remain so long as they shall stand, and that if the same are damaged or destroyed, they may be replaced in substantially the same condition and location.


PARCEL SEVEN (COMMUNICATION LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Communication Line Easement Agreement between Hines Atlanta Limited and Ravinia Property Owners Association, Inc. and Ravinia III Associates Limited Partnership, dated June 30, 1995, and recorded at Deed Book 9254, page 698, DeKalb County, Georgia Records.


PARCEL EIGHT (SIGN EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of running with the title to the insured land under that certain Sign Easement Agreement between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, dated December 13 1996, and recorded at Deed Book 9254, page 722, DeKalb County, Georgia Records.


PARCEL NINE (GENERAL UTILITY LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain General Utility Line Easement (and subject to terms and conditions contained therein) from Hines Atlanta Limited and Ravinia Property Owners Association, Inc. to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 763, DeKalb County, Georgia.




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                                    EXHIBIT B

                              DESCRIPTION OF LEASES


The existing Leases are set forth in that certain Certificate of Rent Roll and Lease Status of even date executed by Assignor in favor of Assignee.





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